UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2024

First Busey Corporation

(Exact name of registrant as specified in its charter)

Nevada	0-15950	37-1078406
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 W. University Ave.

Champaign, Illinois 61820

(Address of principal executive offices) (Zip Code)

(217) 365-4544

(Registrant's telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BUSE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously announced, on August 26, 2024, First Busey Corporation, a Nevada corporation (“Busey”), and CrossFirst Bankshares, Inc., a Kansas corporation (“CrossFirst”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which CrossFirst will merge with and into Busey, with Busey as the surviving corporation in the merger (the “Merger”). Following the Merger, at a date and time as determined by Busey, CrossFirst Bank, a Kansas state-chartered bank and a wholly owned subsidiary of CrossFirst, will merge with and into Busey Bank, an Illinois state-chartered bank and a wholly owned subsidiary of Busey, with Busey Bank as the surviving bank. The transaction is described in more detail in Busey’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 27, 2024.

In connection with the proposed transaction, Busey filed a registration statement on Form S-4 (the “Registration Statement”) with the SEC on October 18, 2024 and Amendment No. 1 to the Registration Statement on November 8, 2024 containing a joint proxy statement/prospectus of Busey and CrossFirst (as amended, the “joint proxy statement/prospectus”). The Registration Statement was declared effective by the SEC on November 13, 2024. On November 13, 2024, the joint proxy statement/prospectus was filed by Busey with the SEC as a definitive proxy statement/prospectus and by CrossFirst with the SEC as a definitive proxy statement on Schedule 14A, and Busey and CrossFirst first mailed the joint proxy statement/prospectus to their respective stockholders on or about November 13, 2024.

Following the filing of the joint proxy statement/prospectus and as of the date of this Current Report on Form 8-K, purported stockholders of CrossFirst have filed two lawsuits against CrossFirst, the individual members of the CrossFirst board of directors, and/or Busey. The first lawsuit captioned Joel Zalvin v. CrossFirst Bankshares, Inc., et al., was filed in the District Court of Johnson County, Kansas in the 10th Judicial District on November 26, 2024 (the “Zalvin Complaint”). The second lawsuit, captioned Stephen Bushansky v. CrossFirst Bankshares, Inc., et al., was filed in the District Court of Johnson County, Kansas in the 10th Judicial District on November 29, 2024 (the “Bushansky Complaint” and together with the Zalvin Complaint, the “Complaints”). Additionally, beginning on October 24, 2024, Busey and CrossFirst have received demand letters from counsel representing other individual purported stockholders of Busey and CrossFirst (collectively, the “Demands” and, together with the Complaints, the “Matters”). The Matters allege, among other things, that the defendants caused a false and misleading registration statement relating to the Merger to be filed with the SEC in violation of Section 14(a) and Section 20(a) of the Securities Exchange Act of 1934, as amended, and Rule 14a-9 promulgated thereunder, breached their fiduciary obligations under state law, and/or committed negligence and negligent misrepresentation and concealment under state common law.

Busey and CrossFirst believe that the claims asserted in the Matters are without merit and supplemental disclosures are not required or necessary under applicable laws. However, in order to avoid the risk that the Matters delay or otherwise adversely affect the Merger, and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, Busey and CrossFirst are supplementing the joint proxy statement/prospectus as described in this Current Report on Form 8-K. Busey, CrossFirst and the other named defendants deny that they have violated any laws or breached any fiduciary duties. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein or in the joint proxy statement/prospectus. To the contrary, Busey, CrossFirst and the other named defendants specifically deny all allegations in the Matters and that any additional disclosure was or is required in the joint proxy statement/prospectus. Busey or CrossFirst may receive additional similar demand letters or may be named in similar complaints. If such complaints are filed, absent new or different allegations that are material, Busey and CrossFirst will not necessarily announce such additional filings.

Supplemental Disclosures to Joint Proxy Statement/Prospectus

The following information supplements the joint proxy statement/prospectus, is incorporated by reference into the joint proxy statement/prospectus, and should be read in connection with the joint proxy statement/prospectus, which should be read in its entirety. To the extent that information herein differs from or updates information contained in the joint proxy statement/prospectus, the information contained herein supersedes the information contained in the joint proxy statement/prospectus. All page references in the information below are to pages in the joint proxy statement/prospectus, and defined terms used below have the meanings set forth in the joint proxy statement/prospectus, unless otherwise defined below. Paragraph references used herein refer to the joint proxy statement/prospectus before any additions or deletions resulting from the supplemental disclosures. The information contained herein speaks only as of December 13, 2024, unless the information indicates another date applies.

The section of the joint proxy statement/prospectus entitled “The Merger — Background of the Merger” starting on page 56 is hereby supplemented as follows:

The disclosure on page 59 of the joint proxy statement/prospectus is hereby supplemented by amending and restating the first full paragraph as follows:

On March 28, 2024, at a meeting of the Corporate Governance & Nominating Committee of the CrossFirst board of directors, Mr. Maddox provided an update on his discussions with Mr. Dukeman. Mr. Maddox reported that Busey was conducting preliminary due diligence and analysis with a view toward providing a draft letter of intent. The Corporate Governance & Nominating Committee of the CrossFirst board of directors then engaged in further discussion around the advisability of creating the CrossFirst transaction committee that had previously been considered at the committee’s March 18, 2024 meeting. The Corporate Governance & Nominating Committee of the CrossFirst board of directors discussed the membership of the CrossFirst transaction committee to be comprised of the chairpersons of each of the CrossFirst Board of directors’ four standing committees, as well as the members of the Corporate Governance & Nominating Committee of the CrossFirst board of directors (such directors being Rodney Brenneman, George Bruce, Ronald Geist, Lance Humphreys, Kevin Rauckman and Michael Robinson) and discussed such directors’ experience and qualifications, including experience with mergers and acquisitions as well as availability. The committee was in agreement as to the importance of engaging in a robust process in order to confirm that none of the proposed members of the CrossFirst transaction committee under consideration had a conflict of interest and that each were disinterested and independent with respect to the potential transaction, and, that following such determination, to recommend the appointment of such directors as members of the CrossFirst transaction committee to the CrossFirst board of directors.

The section of the joint proxy statement/prospectus entitled “The Merger — Opinion of CrossFirst’s Financial Advisor” starting on page 83 is hereby supplemented as follows:

The disclosure on pages 88 and 89 of the joint proxy statement/prospectus is hereby supplemented by adding the following paragraph below the footnote following the second table on page 89:

The low and high stock price-to-tangible book value per share multiples of the selected companies in the “CrossFirst Selected Companies Analysis” were 0.81x and 2.64x, respectively, the low and high stock price-to-2024 estimated EPS multiples of the selected companies were 8.7x and 19.5x, respectively, and the low and high stock price-to-2025 estimated EPS multiples of the selected companies were 9.0x and 18.9x, respectively.

The disclosure on pages 90 and 91 of the joint proxy statement/prospectus is hereby supplemented by adding the following paragraph below the footnote following carryover table:

The low and high stock price-to-tangible book value per share multiples of the selected companies in the “Busey Selected Companies Analysis” were 0.92x and 3.99x, respectively, the low and high stock price-to-2024 estimated EPS multiples of the selected companies were 10.6x and 18.1x, respectively, and the low and high stock price-to-2025 estimated EPS multiples of the selected companies were 10.7x and 17.9x, respectively.

The disclosure on page 92 of the joint proxy statement/prospectus is hereby supplemented by adding the following paragraph below the first table:

The low and high transaction price-to-tangible book value multiples of the selected transactions in the “Selected Transactions Analysis” were 0.97x and 2.02x, respectively, the low and high pay-to-trade ratios of the selected transactions were 0.62x and 1.00x, respectively, the low and high price per common share to LTM EPS of the selected transactions were 6.5x and 16.4x, respectively, and the low and high core deposit premiums of the selected transactions were -0.5% and 15.6%, respectively. For the eight (8) selected transactions in which FWD EPS for the acquired company was available at announcement, the low and high price per share to FWD EPS of the selected transactions were 6.1x and 16.1x, respectively. For the eight (8) selected transactions in which the acquired company was publicly traded, the low and high one (1)-day market premiums of the selected transactions (excluding the impact of the one (1)-day market premium of one of the selected transactions, which premium was considered not meaningful because it was greater than 40.0%) were 2.1% and 33.1%, respectively.

The disclosure on page 93 of the joint proxy statement/prospectus is hereby supplemented by amending and restating the third to last sentence of the first paragraph as follows:

This analysis indicated the merger could be accretive to Busey’s estimated 2026 EPS by 16.2% and could be dilutive to Busey’s estimated tangible book value per share at closing, assumed as of March 31, 2025, by 0.6%.

The disclosure on pages 93 and 94 of the joint proxy statement/prospectus is hereby supplemented by adding the following sentence at the end of the first full paragraph on page 94:

The ranges of discount rates assumed in the “CrossFirst Dividend Discount Model Analysis,” the “Busey Dividend Discount Model Analysis” and the “Illustrative Pro Forma Combined Dividend Discount Model Analysis” of 11.0% to 13.0% in each of the analyses were selected by taking into account capital asset pricing model implied cost of capital calculations.

The disclosure on page 94 of the joint proxy statement/prospectus is hereby supplemented by adding the following sentence at the end of the penultimate paragraph:

In connection with acting as financial advisor to CrossFirst in connection with its November 2022 acquisition of Farmers & Stockmens Bank, KBW received aggregate fees of approximately $750,000 from CrossFirst.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to Busey’s and CrossFirst’s beliefs, goals, intentions, and expectations regarding the proposed transaction, revenues, earnings, loan production, asset quality, and capital levels, among other matters; our estimates of future costs and benefits of the actions we may take; our assessments of probable losses on loans; our assessments of interest rate and other market risks; our ability to achieve our financial and other strategic goals; the expected timing of completion of the proposed transaction; the expected cost savings, synergies and other anticipated benefits from the proposed transaction; and other statements that are not historical facts.

Forward-looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “plan,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “position,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. These forward-looking statements include, without limitation, those relating to the terms, timing and closing of the proposed transaction.

Additionally, forward-looking statements speak only as of the date they are made; Busey and CrossFirst do not assume any duty, and do not undertake, to update such forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Furthermore, because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in such forward-looking statements as a result of a variety of factors, many of which are beyond the control of Busey and CrossFirst. Such statements are based upon the current beliefs and expectations of the management of Busey and CrossFirst and are subject to significant risks and uncertainties outside of the control of the parties. Caution should be exercised against placing undue reliance on forward-looking statements. The factors that could cause actual results to differ materially include the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Merger Agreement; the outcome of any legal proceedings that may be instituted against Busey or CrossFirst; the possibility that the proposed transaction will not close when expected or at all because required regulatory, stockholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated (and the risk that required regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction); the ability of Busey and CrossFirst to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of either or both parties to the proposed transaction; the possibility that the anticipated benefits of the proposed transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Busey and CrossFirst do business; certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate CrossFirst’s operations and those of Busey; such integration may be more difficult, time consuming or costly than expected; revenues following the proposed transaction may be lower than expected; Busey’s and CrossFirst’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by Busey’s issuance of additional shares of its capital stock in connection with the proposed transaction; effects of the announcement, pendency or completion of the proposed transaction on the ability of Busey and CrossFirst to retain customers and retain and hire key personnel and maintain relationships with their suppliers, and on their operating results and businesses generally; changes in interest rates and prepayment rates of Busey’s or CrossFirst’s assets fluctuations in the value of securities held in Busey’s or CrossFirst’s securities portfolio; concentrations within Busey’s or CrossFirst’s loan portfolio (including commercial real estate loans), large loans to certain borrowers, and large deposits from certain clients; the concentration of large deposits from certain clients who have balances above current FDIC insurance limits and may withdraw deposits to diversify their exposure; the level of non-performing assets on Busey’s or CrossFirst’s balance sheets; the strength of the local, state, national, and international economy; risks related to the potential impact of general economic, political and market factors or of exceptional weather occurrences such as tornadoes, hurricanes, floods, blizzards, droughts on the companies or the proposed transaction; the economic impact of any future terrorist threats or attacks, widespread disease or pandemics or other adverse external events that could cause economic deterioration or instability in credit markets; changes in state and federal laws, regulations, and governmental policies concerning Busey’s or CrossFirst’s general business; changes in accounting policies and practices; increased competition in the financial services sector (including from non-bank competitors such as credit unions and fintech companies) and the inability to attract new customers; breaches or failures of information security controls or cybersecurity-related incidents; changes in technology and the ability to develop and maintain secure and reliable electronic systems; the loss of key executives or associates; changes in consumer spending; unexpected outcomes of existing or new litigation, investigations, or inquiries involving Busey or CrossFirst (including with respect to Busey’s Illinois franchise taxes); other factors that may affect future results of Busey and CrossFirst and the other factors discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of each of Busey’s and CrossFirst’s respective Annual Reports on Form 10-K for the year ended December 31, 2023 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024, June 30, 2024 and September 30, 2024, and other reports Busey and CrossFirst file with the SEC.

Additional Information and Where to Find It

Busey filed the Registration Statement in order to register the shares of Busey’s capital stock to be issued in connection with the proposed transaction. The Registration Statement was declared effective by the SEC on November 13, 2024. The Registration Statement includes a joint proxy statement of Busey and CrossFirst, which also constitutes a prospectus of Busey, that has been sent to stockholders of Busey and CrossFirst seeking certain approvals related to the proposed transaction.

The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Investors and security holders OF BUSEY AND CROSSFIRST AND THEIR RESPECTIVE AFFILIATES ARE URGED TO READ the registration statement AND the joint proxy statement/prospectus and any other relevant documents filed or to be filed with the sec in connection with the proposed transaction, as well as any amendments or supplements to those documents, because they contain important information about busey, crossfirst and the proposed transaction. Investors and security holders may obtain a free copy of the registration statement and the joint proxy statement/prospectus, as well as other relevant documents filed with the SEC containing information about Busey and CrossFirst, without charge, at the SEC’s website (http://www.sec.gov). Copies of documents filed with the SEC by Busey will be made available free of charge in the “SEC Filings” section of Busey’s website, https://ir.Busey.com. Copies of documents filed with the SEC by CrossFirst will be made available free of charge in the “Investor Relations” section of CrossFirst’s website, https://investors.crossfirstbankshares.com/.

Participants in Solicitation

Busey, CrossFirst and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC. Information regarding Busey’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on April 12, 2024, and certain other documents filed by Busey with the SEC. Information regarding CrossFirst’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on March 26, 2024, and certain other documents filed by CrossFirst with the SEC. Other information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC. Free copies of these documents, may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 13, 2024	FIRST BUSEY CORPORATION

	By:	/s/ Jeffrey D. Jones
Jeffrey D. Jones
Chief Financial Officer